SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 22, 1998
                                                       (December 31, 1997)
                                                       -------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Maryland                        001-14162                     94-3211970
---------------                  --------------                -----------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)                   I.D. Number)
incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
                    (Address of principal executive offices)

       Registrant's Telephone number, including area code: (650) 343-9300
                                                            -------------


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Item 5.       OTHER EVENTS

On January 22, 1998, the Registrant made available information concerning the operating results of the Registrant, Glenborough Realty Trust Incorporated, for the quarter and twelve months ended December 31, 1997, in the form of a Press Release, a copy of which is included as an exhibit to this filing.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)&(b) FINANCIAL STATEMENTS

                      None

              (c)     EXHIBITS

                      Operating Results as of December 31, 1997




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED



                   By: Glenborough Realty Trust Incorporated,





Date: January 22, 1998                 /s/ Terri Garnick
                                       Terri Garnick
                                       Senior Vice President,
                                       Chief Accounting Officer,
                                       Treasurer
                                       (Principal Accounting Officer)


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                            GLENBOROUGH REALTY TRUST
                                  INCORPORATED

                                 PRESS RELEASE


                                        CONTACTS:
                                        Robert Batinovich, Chairman and CEO
      FOR IMMEDIATE RELEASE             Andrew Batinovich, President and COO
                                        Stephen R. Saul, Executive Vice
                                              President and CFO
                                        Glenborough Realty Trust Incorporated
                                        650-343-9300

                                        Jennifer R. Wall
                                        Mary Ellen Goodall
                                        D.F. King & Co., Inc.
                                        212-269-5550


             GLENBOROUGH REALTY TRUST INCORPORATED ANNOUNCES FOURTH
                     QUARTER AND YEAR END FINANCIAL RESULTS

                         o   4Q FFO OF $0.51 PER SHARE
                         o   31% INCREASE IN FFO FOR 4Q97 VS. 4Q96
                         o   $1.83 PER SHARE FFO FOR THE YEAR ENDED
                             DECEMBER 31, 1997

SAN MATEO, CALIFORNIA, JANUARY 22, 1998 --- Glenborough Realty Trust Incorporated (NYSE: GLB), a diversified real estate investment trust, announced Funds from Operations ("FFO") of $0.51 per share for the fourth quarter, and $1.83 per share for the year, exceeding consensus analyst estimates for both periods.

For the fourth quarter 1997, Glenborough's funds from operations were $16.1 million, a 308% increase over funds from operations of $3.95 million for the fourth quarter of 1996. Per share funds from operations for the fourth quarter 1997 were $0.51, an increase of 31% over 1996 fourth quarter funds from operations of $0.39 per share. Fourth quarter net income before non-recurring items totaled $8.7 million, or $0.30 per share as compared to net income before non-recurring items of $1.8 million or $0.19 per share for the fourth quarter of 1996.

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

Glenborough Realty Trust Incorporated

January 22, 1998


For the year ended December 31, 1997, funds from operations were $36.1 million, an increase of 214% over funds from operations of $11.5 million for the year ended December 31, 1996. Funds from operations per share for the year were $1.83, an increase of 15% over funds from operations for 1996 of $1.59. Net income before non-recurring items for the year ended December 31, 1997 was $20.2 million or $1.12 per share compared to net income before non-recurring items of $5.8 million or $0.88 per share for the year ended December 31, 1996.

Revenue for the fourth quarter was $27.4 million which represents a 265% increase as compared to revenue of $7.5 million for the same period in 1996. Revenue for the year ended December 31, 1997 was $68.1 million up 220% from $21.3 million for the same period in 1996. This revenue increase is largely the result of acquisitions completed during 1997. Same property NOI growth was 9% and 6% for the fourth quarter and year ended December 31, 1997, respectively.

On January 6, 1998, the Board of Directors declared a dividend of $0.42 per share for the quarter ended December 31, 1997. This dividend, representing a 31% increase in the quarterly dividend, will be payable on January 27, 1998 to stockholders of record on January 16, 1998. This represents an annualized increase from $1.28 per share to $1.68 per share and a yield of approximately 5.8% based on the January 20, 1998 closing price of $28.88 per share.

Glenborough is a self-administered and self-managed REIT with a diversified portfolio of 141 properties with approximately 17 million square feet including office, office/flex, industrial, multifamily, retail and hotel properties. In addition, two Associated Companies control similarly diversified portfolios comprising 50 properties. Combined, the portfolios encompass approximately 22 million square feet and are spread among 24 states throughout the country.


                               (TABLES TO FOLLOW)



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

                                                GLENBOROUGH REALTY TRUST INCORPORATED
                                                CONSOLIDATED STATEMENTS OF OPERATIONS
                                            (in thousands, except per share information)



                                                                   For the Three Months Ended         For the Twelve Months Ended
                                                                 -------------------------------    -------------------------------
                                                                  December 31,      December 31,     December 31,      December 31,
                                                                      1997              1996             1997              1996
                                                                 -------------     -------------    -------------     -------------
REVENUE
Rental revenue                                                   $   25,493        $   6,662        $   61,393       $   17,943
Management fee income                                                   148              112               719              311
Interest and other income                                               635              457             1,802            1,080
Equity in earnings of Associated Companies                              801              235             2,743            1,598
Gain on sale of rental properties                                       284               --               839              321
Gain on collection of mortgage loan receivable                           --               --               652               --
                                                                  ----------        ---------        ----------       ----------
Total revenue                                                        27,361            7,466            68,148           21,253

OPERATING EXPENSES
Operating expenses                                                    7,676            2,022            18,958            5,266
General and administrative                                            1,288              416             3,319            1,393
Depreciation and amortization                                         6,006            1,881            14,873            4,575
Interest expense                                                      3,252            1,367             9,668           l3,913
                                                                  ----------        ---------        ----------       ----------
                Total operating expenses                             18,222            5,686            46,818           15,147

Income from operations before minority interest                       9,139            1,780            21,330            6,106
Minority interest                                                      (430)              20            (1,119)            (292)
                                                                  ----------        ---------        ----------       ----------
Net income before non-recurring items                                 8,709            1,800            20,211            5,814
Consolidation costs                                                      --               --                --           (6,082)
Litigation costs                                                         --               --                --           (1,155)
Loss on debt refinancing                                               (843)              --              (843)            (186)
                                                                  ----------        ---------        ----------       ----------
Net income (loss)                                                $    7,866        $   1,800        $   19,368       $   (1,609)
                                                                  ==========        =========        ==========       ==========

Basic Per Share Data:
     Net income before non-recurring items                             0.30             0.19              1.12             0.88
     Net income (loss)                                                 0.27             0.19              1.08            (0.24)

OTHER DATA
Income from operations before minority interest                  $    9,139        $   1,780        $   21,330       $    6,106
Depreciation and amortization                                         6,006            1,881            14,873            4,575
Deduct gain on sales of rental properties                              (284)              --              (839)            (321)
Add prepayment penalty on note payoff                                    --               --                75               --
Deduct gain on collection of mortgage loan receivable                    --               --              (652)              --
Adjustment to reflect FFO of Associated Companies                     1,205              285             1,300            1,131
                                                                  ----------        ---------        ----------       ----------
FFO                                                                  16,066            3,946            36,087           11,491
Amortization of deferred financing fees                                  47               52               221              193
Capital reserve                                                      (1,624)            (461)           (3,973)          (1,187)
                                                                  ----------        ---------        ----------       ----------
CAD                                                              $   14,489        $   3,537        $   32,335       $   10,497
                                                                  ==========        =========        ==========       ==========

FFO per share                                                          0.51             0.39              1.83             1.59
CAD per share                                                          0.46             0.35              1.64             1.46
Basic weighted average shares outstanding                        29,033,945        9,513,517        17,982,817        6,632,707
Fully converted weighted average shares outstanding              31,512,511       10,148,526        19,688,489        7,203,071


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

                                   GLENBOROUGH REALTY TRUST INCORPORATED
                                        CONSOLIDATED BALANCE SHEETS
                                              (in thousands)


                                                           December 31, 1997            December 31, 1996
                                                           -----------------            -----------------
        ASSETS
        Properties, net                                        $  825,218                   $  161,945
        Investments in Associated Companies                        11,521                        7,350
        Mortgage loans receivable                                   3,692                        9,905
        Cash and cash equivalents                                   5,070                        1,355
        Other assets                                               20,273                        4,965
                                                                 ---------                    ---------
                                                               $  865,774                   $  188,520
                                                                 =========                    =========

        LIABILITIES
        Mortgage loans                                         $  148,139                   $   54,584
        Secured bank line                                              --                       21,307
        Unsecured bank line                                        80,160                           --
        Other liabilities                                          11,091                        3,198
                                                                 ---------                    ---------
                  Total liabilities                               239,390                       79,089

        MINORITY INTEREST                                          47,902                        8,831

        SHAREHOLDERS' EQUITY
        Common Stock                                                   31                           10
        Additional paid-in capital                                591,098                      105,952
        Deferred Compensation                                        (210)                        (399)
        Retained earnings                                         (12,437)                      (7,963)
                                                                 ---------                    ---------
               Total equity                                       578,482                       97,600

                                                               $  865,774                   $  185,520
                                                                 =========                    =========


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